Exhibit  10.7


                              EMPLOYMENT AGREEMENT

                          MADE EFFECTIVE APRIL 1, 2004

                                     BETWEEN

                               BAY RESOURCES LTD.

                                       AND

                                  CRAIG ALFORD


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                                TABLE OF CONTENTS

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
PART 1 DEFINITIONS AND INTERPRETATION .........................................................................1

PART 2 TERM....................................................................................................2

PART 3 POSITION AND DUTIES.....................................................................................2

PART 4 REPORTING PROCEDURES....................................................................................3

PART 5 REMUNERATION............................................................................................3

PART 6 EXPENSES................................................................................................3

PART 7 VACATION................................................................................................3

PART 8 CONFIDENTIALITY.........................................................................................3

PART 9 PROTECTION OF INTELLECTUAL PROPERTY.....................................................................4

PART 10 TERMINATION............................................................................................5

PART 11 CORPORATION'S PROPERTY.................................................................................6

PART 12 NON SOLICITATION.......................................................................................6

PART 13 GENERAL................................................................................................6

     TRADING IN SHARES POLICY..................................................................................6
     GOVERNING LAW.............................................................................................6
     SEVERABILITY..............................................................................................7
     ENFORCEABILITY............................................................................................7
     NO ASSIGNMENT.............................................................................................7
     SUCCESSORS................................................................................................7
     NOTICE....................................................................................................7
     FURTHER ASSURANCES........................................................................................8
     LEGAL ADVICE..............................................................................................8
     TIME IS OF THE ESSENCE....................................................................................9

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SCHEDULE A - COMPENSATION AND BENEFITS

SCHEDULE B - DEFINITIONS AND INTERPRETATION

SCHEDULE C -  TRADING IN SHARES POLICY

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                              EMPLOYMENT AGREEMENT

THIS AGREEMENT is dated effective April 1, 2004 (the "Effective Date")

BETWEEN:

                  BAY RESOURCES LTD., a Delaware corporation
                  (the "Corporation")


AND:

                  CRAIG ALFORD
                  (the "Executive")


WHEREAS:

(A) The Corporation is engaged in the business of mining and exploration in Canada.

(B)  The Executive is a professional in the field of mineral exploration.

(C) The Corporation wishes to retain the services of the Executive to provide the services hereinafter described.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the Corporation and Executive agree as follows:

                                     PART 1
                         DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, except as otherwise expressly provided for, or as the content otherwise requires, the capitalized words and terms will have the meanings given to them in Schedule B.

1.2 In this Agreement, except as otherwise expressly provided for, or as the content otherwise requires, this Agreement will be interpreted according to the provisions for interpretation set out in Schedule B.

1.3 The following Schedules are incorporated into, and form part of, this
Agreement:

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                Schedule A -        Compensation and Benefits
                Schedule B -        Definitions and Interpretation
                Schedule C -        Trading in Shares Policy


                                     PART 2

                                      TERM

2.1 The term of this Agreement will commence on the Effective Date and will terminate on March 31, 2005, without requirement of further notice to the Executive or pay in lieu of notice; provide that the Agreement may be terminated earlier in accordance with Part 10 of this Agreement.


                                     PART 3

                               POSITION AND DUTIES

3.1 The Executive will serve the Corporation in such capacity and will perform such duties and exercise such powers as may be determined from time to time by the board of directors of the Corporation. Without limitation of the foregoing, the Executive will occupy the office of Vice President Exploration of the Corporation. The Executive will:

         (a) devote his full time and attention and his best efforts to the business and affairs of the Corporation and will work such hours required by his position;

         (b) ensure that the Corporation's policies and procedures as communicated to the Executive by the Corporation are followed by the Executive and his subordinates;

         (c) perform those duties that may reasonably be assigned to the Executive diligently and faithfully to the best of the Executive's abilities and in the best interests of the Corporation;

         (d) use his best efforts to promote, extend and develop the interests and business of the Corporation; and

         (e) assist the Corporation in providing a safe workplace by observing and assisting to improve all relevant workplace Occupational Health and Safety policies and procedures.

3.2 The Executive's place of work will be in Thunder Bay, Ontario, provided that the Executive will travel as required to fulfil his duties, and will relocate his residence outside of Ontario for the fulfilment of his duties, as required and determined by the Corporation after consultation with the Executive. The Corporation will pay reasonable relocation costs in the case of the Executive relocating to Toronto or Vancouver.

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                                     PART 4

                              REPORTING PROCEDURES

4.1 The Executive will report to the person determined by the board of directors of the Corporation from time to time. The Executive will report fully on the management, operations and business affairs of the Corporation related to his position and advise to the best of his ability and in accordance with reasonable business standards on business matters that may arise from time to time.


                                     PART 5

                                  REMUNERATION

5.1 The annual base compensation payable to the Executive for his services hereunder will be the amount set out in paragraph 1 of Schedule A. The Corporation will provide the Executive with employee benefits as set out in paragraphs 3 and 4 of Schedule A or such other benefits as may be in effect from time to time as the Corporation determines in its sole discretion.


                                     PART 6

                                    EXPENSES

6.1 The Executive will be reimbursed for all reasonable travel and other out-of-pocket expenses actually and properly incurred by the Executive from time to time in connection with carrying out his duties hereunder. For reimbursement of all such expenses the Executive will, if requested, supply the Corporation with originals of all invoices or statements in respect of which the Executive seeks reimbursement.


                                     PART 7

                                    VACATION

7.1 The Executive will be entitled to vacation as described in paragraph 3 of Schedule A, at a time or times approved in advance by the Corporation, which approval will not be unreasonably withheld but will take into account the staffing requirements of the Corporation and the need for the timely performance of the Executive's responsibilities.


                                     PART 8

                                 CONFIDENTIALITY

8.1      The Executive acknowledges that:

         (a) in the course of performing his duties and responsibilities as an officer of the Corporation, he has access to and is entrusted with Confidential Information, the disclosure of any of which to competitors of the Corporation or to the general public, or

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         (b) the use of same by the Executive, for any purpose other than for the benefit of the Corporation, or use by any competitor of the Corporation is highly detrimental to the interests of the Corporation;

         (c) in the course of performing his duties and responsibilities for the Corporation, is a representative of the Corporation and as such has responsibility for maintaining and enhancing the reputation of the Corporation;

         (d) as an officer of the Corporation, he owes fiduciary duties to the Corporation, including the duty to act in the best interests of the Corporation during the term of this Agreement and after termination of this Agreement; and

8.2 In acknowledgement of the matters described in this Part, the Executive will not directly or indirectly disclose to any person or in any way make use of, in any manner, any of the Confidential Information, except as follows:

         (a) for the benefit of the Corporation;

         (b) as required by law;

         (c) to his legal or financial advisors for the purpose of obtaining professional advice.

8.3 The unauthorized disclosure of any Confidential Information during the term of the Executive's employment will justify the immediate termination of the Executive's employment by the Corporation for cause, which will not prohibit any exercise by the Corporation of any other rights or remedies available to it at law or in equity.

8.4 Any breach by the Executive that may result in the loss of confidentiality of the Confidential Information will cause irreparable harm for which damages would not be an adequate remedy. In the event that the Executive breaches these confidentiality provisions, the Corporation will have the right to seek injunctive relief without necessity of proof of actual damages. This right to seek injunctive relief without necessity of proof of damages will be in addition to any other right which the Corporation may have under this Agreement, or otherwise at law or in equity.


                                     PART 9

                       PROTECTION OF INTELLECTUAL PROPERTY

9.1 Any Intellectual Property made or conceived by the Executive during the term of his employment with the Corporation that is within the scope of the Executive's employment, or relates to, or arises out of, the Corporation's business or demonstrably anticipated business is, and will be, the sole and exclusive property of the Corporation.

9.2 The Executive irrevocably assigns and waives all rights to such Intellectual Property, including his moral rights in any such Intellectual Property, free and clear of all liens, claims or reservations.

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9.3 The Executive will inform the Corporation promptly of all Intellectual
Property which the Executive makes or on which he is working during the term of his employment by way of written memorandum delivered to the board of directors of the Corporation from time to time as the Intellectual Property is identified, along with such documentation as is reasonably necessary to reproclure such Intellectual Property.

9.4 The Executive will designate, with reasonable precision, any of the Executive's Intellectual Property included in any items or work products provided by the Executive to the Corporation. This designation will be made at the same time, and each time, that the Executive provides such material to the Corporation. This designation will be have no effect where the Corporation's Intellectual Property already includes this particular Intellectual Property.

9.5 The Executive hereby grants the Corporation a non-exclusive, royalty-free, perpetual, irrevocable, worldwide licence (with rights to sub-licence) to make, use, sell, offer to sell, copy, distribute, modify, and otherwise to practice and exploit any and all of the Executive's Intellectual Property provided by the Executive to the Corporation, directly or indirectly.

9.6 The Executive, irrespective of his employment status with the Corporation, will provide the Corporation with assistance from time to time to confirm the Corporation's ownership of, and rights in, Intellectual Property developed during the Executive's employment by the Corporation, including applications for patents, trademarks, copyright and other registrations.

9.7 The Executive warrants that all Intellectual Property, whether belonging to the Corporation or the Executive, does not infringe on the rights or property of the Executive or any other person.


                                     PART 10

                                   TERMINATION

10.1 Upon termination of the Executive's employment by the Corporation in circumstances that constitute cause, the Executive will not be entitled to any payment of any kind other than compensation earned by the Executive before the date of termination calculated pro rata up to and including the date of termination.

10.2 Upon termination of the Executive's employment by the Corporation without cause, the Executive will be provided with two weeks notice of termination or pay in lieu of such notice. The Executive will have no entitlement to any additional notice of termination or payment of severance in lieu, including pursuant to contract or common law.


                                     PART 11

                             CORPORATION'S PROPERTY

11.1 All Confidential Information, or other documents, data, records or Intellectual Property that may come into the possession or control of the Executive will at all times remain the property of the Corporation. On termination of the Executive's employment for any reason, the Executive will

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deliver promptly to the Corporation all such Confidential Information, or other documents, data, records or Intellectual Property of the Corporation in the possession of the Executive or that is, directly or indirectly, under the control of the Executive and the Executive will not make any use, reproductions or copies of any such Confidential Information, or other documents, data, records or Intellectual Property of the Corporation.


                                     PART 12

                                NON SOLICITATION

12.1 The Executive will not, during the period commencing on the date hereof and ending one year following the termination of this Agreement, be a party to or abet, directly or indirectly, any solicitation to transfer business from the Corporation to any other person, or seek in any way to persuade or entice any employee, consultant or agent of the Corporation to leave that employment, or engagement, or to be a party to or abet, directly or indirectly, any such action.


                                     PART 13

                                     GENERAL
Trading in Shares Policy

13.1 The Executive is required to comply with the Corporation's Trading in Shares policy attached in its current form as Schedule C, which the Corporation reserves the right to amend from time to time.

13.2 The Executive acknowledges that any breach of the Trading in Shares policy, as amended from time to time, will constitute a breach of this Agreement and the Corporation will have the right to terminate this Agreement immediately upon learning of the breach.

Governing Law

13.3 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia. The courts of the Province of British Columbia have exclusive jurisdiction over any matter related to, or arising out of, the subject matter of this Agreement and the parties hereby attorn to the jurisdiction of the courts of the Province of British Columbia, except for the application of any injunctive relief or similar equitable remedy.

Severability

13.4 If any provision of this Agreement is held by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, such invalidity, illegality or unenforceability will not affect the validity or enforceability of the remaining provisions, or part thereof, of this Agreement and such remaining provisions, or part thereof, will remain enforceable and binding.

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Enforceability

13.5 The Executive hereby confirms and agrees that the covenants and restrictions pertaining to the Executive contained in this Agreement are reasonable and valid and hereby further acknowledges and agrees that the Corporation would suffer irreparable injury in the event of any breach by the Executive of his obligations under any such covenant or restriction. Accordingly, the Executive hereby acknowledges and agrees that damages would be an inadequate remedy at law in connection with any such breach and that the Corporation will therefore be entitled in lieu of any action for damages, to temporary and permanent injunctive relief enjoining and restraining the Executive from any such breach.

No Assignment

13.6 The Executive may not assign, pledge or encumber the Executive's interest in this Agreement nor assign any of the rights or duties of the Executive under this Agreement without the prior written consent of the Corporation.

Successors

13.7 This Agreement will be binding on and enure to the benefit of the successors and assigns of the Corporation and the heirs, executors, personal legal representatives and permitted assigns of the Executive.

Notice

13.8 Any Notice or other communication required or permitted to be given hereunder will be in writing and either delivered by hand or mailed by prepaid registered mail. At any time other than during a general discontinuance of postal service due to strike, lock-out or otherwise, a Notice so mailed will be deemed to have been received three business days after the postmarked date thereof or, if delivered by hand, will be deemed to have been received at the time it is delivered. If there is a general discontinuance of postal service due to strike, lock-out or otherwise, a Notice sent by prepaid registered mail will be deemed to have been received three business days after the resumption of postal service. Notices will be addressed as follows:

     (a) if to the Corporation at:
                              P.O. Box 6315, St Kilda Road, Central Melbourne,
                              Victoria 8008, Australia
          Attention:          Peter Lee
          Facsimile:          +61 3 8532 2805

     (b) if to the Executive at:
                                      69 Regent Street, Thunder Bay, ON  P7A 5G7
          Attention:          Craig Alford
          Facsimile:          (807) 345 2904

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Further Assurances

13.9 The Executive will execute and deliver any additional instruments and will take any additional steps that may be required to give full effect to this Agreement.

Legal Advice

13.10 The Executive hereby represents and warrants to the Corporation and acknowledges and agrees that he had the opportunity to seek and obtain, and was not prevented nor discouraged by the Corporation from seeking or obtaining independent legal advice prior to the execution and delivery of this Agreement and that, in the event that the Executive did not avail himself of that opportunity prior to signing this Agreement, he did so voluntarily without any undue pressure and agrees that his failure to obtain independent legal advice will not be used by him as a defence to the enforcement of his obligations under this Agreement.

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Time is of the Essence

13.11    Time will be the essence of this Agreement.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.


Bay Resources Ltd.


Per:     /s/  PETER LEE
         --------------------------------------------
         Peter Lee, Director, CFO and Secretary


Per:
         --------------------------------------------
         Authorized Signature


Signed by CRAIG ALFORD in the presence of:

                          )
/S/  BARBARA COLLINS      )
--------------------      )
Witness (Signature)       )
                          )
                          ) /S/ CRAIG ALFORD
                          )           ----------------
--------------------      )           CRAIG ALFORD
Name (please print)       )
                          )
--------------------      )
Address                   )
                          )
--------------------      )
City, Province            )


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                                   SCHEDULE A

                            COMPENSATION AND BENEFITS

1.       Base Compensation

The Executive's base compensation will be a salary of $120,000.00 per year, payable in equal monthly instalments on the 28th day of each month, via direct deposit, or in such other manner as may be mutually agreed upon in writing, less, in any case, any deductions or withholdings required by applicable law.

2.       Vacation

Commencing 12 months after the effective date of this Agreement, the Executive will receive 3 weeks of annual paid vacation, pro-rated for partial calendar years of employment.

3.       Stock Option Plan

The Corporation is preparing a Stock Option Plan as part of the dual listing in the TSX Venture Exchange. Once listed, the Executive may be offered 150,000 stock options, with an exercise price of US$1.00, subject to the approval of the TSX Venture Exchange and the pricing guidelines set out in the policies of the TSX Venture Exchange, vesting 1/3 immediately, 1/3 on September 30, 2004 and 1/3 on March 31, 2005.

4.       Benefits

The Executive will receive the following benefits:

         (a) The Corporation will provide the Executive with a computer and a mobile phone for the Executive's business use. Any costs for private use will be at the Executive's own expense.

         (b) The Corporation will reimburse the Executive for the cost of a health plan, which may include medical and dental coverage, or any other health coverage that the Executive desires, to a maximum of $600.

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                                   SCHEDULE B

                         DEFINITIONS AND INTERPRETATION

Definitions

1. In this Agreement, except as otherwise expressly provided or as the context otherwise requires

"Agreement" means this employment agreement as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions of this Agreement;

"Confidential Information" means any information used in, related to, or arising out of the Corporation's business and any such information which ought reasonably to be considered confidential in the circumstances and includes, without limitation, Intellectual Property of the Corporation and knowledge or information concerning the policies, procedures, processes, activities, business, affairs, property, clients and affiliates of the Corporation.

"Effective Date" means the date first written above;

"Intellectual Property" means all intellectual property that is deemed to be intellectual property of the Employer, including right, title or other interest to intellectual property, including, but not limited to data, information, invention, design, idea, work, copyright or copyrightable material, trademark, trademark application, patent, patent application, innovation, creation, material, document, research, compilation of information, analysis, know-how, trade secret, formula, method, process, system, technique, prototype, sample, product, business practice and Confidential Information, and including that created, developed or acquired by the Executive during the term of the Executive's employment in any way related to or arising out of the Executive's employment.

Interpretation

2. In this Agreement, except as otherwise expressly provided or as the context otherwise requires:

     (a) headings are solely for convenience of reference and are not intended to be complete or accurate descriptions of content or to be guides to interpretation of this Agreement or any part of it,

     (b) the word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope,

     (c) a reference to currency means Canadian currency, unless otherwise specified,

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     (d)  a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulations,

     (e) a reference to an entity includes any successor and affiliate to that entity,

     (f) a word importing the masculine gender includes the feminine, a word in the singular includes the plural, a word importing a corporate entity includes an individual, and vice versa,

     (g) persons will be considered as dealing with each other at arm's length if they would be so considered for the purposes of the Income Tax Act (Canada) in effect on the date hereof, and

     (h) a reference to "approval", "authorization" or "consent" means written approval, authorization or consent.